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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report  (date of earliest event reported):  May 1, 2000



                            ARMSTRONG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  333-32530              23-3033414
(State or other jurisdiction        (Commission           (IRS Employer
     or incorporation)              File Number)     Identification  Number)


  2500 Columbia Avenue, Lancaster, PA                         17604
(Address of principal executive offices)                   (ZIP code)


       Registrant's telephone number including area code: (717) 397-6011
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                             Item 5.  Other Events

     Effective May 1, 2000, Armstrong Holdings, Inc. ("Holdings"), a Pennsylvania corporation, became the indirect parent holding company of Armstrong World Industries, Inc. ("Armstrong"). This restructuring was approved Armstrong's shareholders at Armstrong's 2000 annual meeting on May 1, 2000. As of the effective date, the holders of Armstrong common stock became holders of Holdings common stock and the present stock certificates representing Armstrong common stock automatically represent Holdings common stock. Each share of Holdings common stock is accompanied by a preferred stock purchase right, pursuant to the Rights Agreement dated as of March 14, 2000 by and between Armstrong Holdings, Inc. and American Stock Transfer & Trust, Inc. (the "Rights Agreement"). The Rights Agreement has terms substantially identical to those of the shareholder rights plan adopted by Armstrong in 1996. The terms of the rights are summarized in Exhibit B of the Rights Agreement, attached hereto as
Exhibit 99.2, and Exhibit B is incorporated herein by reference. A copy of the press release dated May 1, 2000 announcing the consummation of the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Pursuant to Section 12g-3(a) of the General Rules and Regulation under the Securities Exchange Act of 1934, as amended (the "1934 Act"), Holdings is a successor issuer to Armstrong and shares of common stock of Holdings and the accompanying preferred stock purchase rights are deemed registered for the purposes of Section 12(b) of the 1934 Act. The Holdings common stock and rights are listed on the New York Stock Exchange and trade under the symbol "ACK".

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

           2.1 Agreement and Plan of Exchange dated as of March 14, 2000, by and among Armstrong Holdings, Inc. and Armstrong World Industries, Inc.

           3.1(i) Amended and Restated Articles of Incorporation of Armstrong Holdings, Inc.


          99.1 Press Release issued by Armstrong Holdings, Inc., dated as of May 1, 2000.

          99.2 Shareholders Summary of Rights to Purchase Preferred Stock dated March 14, 2000.

          99.3 Rights Agreement dated as of March 14, 2000 by and between Armstrong Holdings, Inc. and American Stock Transfer & Trust, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ARMSTRONG HOLDINGS, INC.


Dated:  May 4, 2000            By:  /s/ Deborah K. Owen
                                    Name:  Deborah K. Owen
                                    Title:  Senior Vice President, Secretary
                                            and General Counsel



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                                 EXHIBIT INDEX

     Exhibit No.        Description
     -----------        -----------

          2.1 Agreement and Plan of Exchange dated as of March 14, 2000, by and among Armstrong Holdings, Inc. and Armstrong World Industries, Inc.

          3.1(i) Amended and Restated Articles of Incorporation of Armstrong
                 Holdings, Inc.

          99.1 Press Release issued by Armstrong Holdings, Inc., dated as of May 1, 2000.

          99.2 Shareholders Summary of Rights to Purchase Preferred Stock dated as of March 14, 2000.

          99.3 Rights Agreement dated as of March 14, 2000 by and between Armstrong Holdings, Inc. and American Stock Transfer & Trust, Inc.

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